                                                                                EXHIBIT 10.44
September 28, 2000

Ocean Energy, Inc.
1001 Fannin, Suite 1600
Houston, Texas  77002

Attention:  Gas Contract Administration

RE:      Amendment to Natural Gas Purchase and Sale Agreement effective October 1, 1999 by and between Duke
         Energy Trading and Marketing, L.L.C. ("DETM") and Seagull Energy E&P Inc., SGO Petroleum Inc., Global
         Natural Resources Corporation of Nevada, Ocean Energy, Inc. and Ocean Energy Resources, Inc.
         (collectively called "Ocean"), as amended, ("Agreement").

Dear Sir or Madam:

Reference is made to the Agreement, which is incorporated herein for all purposes by this reference.  DETM and
Ocean wish to amend the Agreement and therefore, for valuable considerations between the parties contained herein and in the Agreement DETM and Ocean hereby amend the Agreement effective October 1, 2000 to:

(a)      change "2000" in line 2 of Article 1 of the Agreement to "2001"; and

(b)      delete Appendix "A", as amended, from the Agreement and substitute therefore the Appendix "A" which is attached hereto as Exhibit "A" and which is made a part hereof and part of the Agreement for all purposes by this reference.

If this is Ocean's understanding of our amendment to the Agreement, please execute in the space provided below and return a fully executed copy of this letter to the undersigned at your earliest convenience.

Sincerely,

Jonathan R. Thomas
Vice President

Accepted and Agreed to this 28th day of September 2000.

Seagull Energy E&P Inc., SGO Petroleum Inc., Global Natural Resources Corporation of Nevada, Ocean Energy, Inc.
and Ocean Energy Resources, Inc.

By:      ______________________________
Name:    William L. Transier
Title:   Executive Vice President and Chief Financial Officer